EXHIBIT 32 .01

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS
ADOPTED PURSUANT TO SECTION
906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Wataire
International, Inc. (the "Company") on Form 10-K for the year ended March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof
(the "Report"),

I, Robert Rosner, Chief Executive Officer of the
 Company,  certify,  pursuant to 18 U.S.C. Section
1350, as adopted  pursuant to Section 906 of the
 Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

        (1) The Report fully complies with the
 requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

    /s/ Robert Rosner
      ----------------------
         Robert Rosner
 Chief Executive Officer

July 14, 2010













EXHIBIT 32 .02

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS
ADOPTED PURSUANT TO SECTION
906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Wataire
International, Inc. (the "Company") on Form 10-K for the year ended March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof
(the "Report"),

I, Thomas M. Braid, Chief Financial Officer of the
 Company,  certify,  pursuant to 18 U.S.C. Section
1350, as adopted  pursuant to Section 906 of the
 Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

        (1) The Report fully complies with the
 requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

    /s/ Thomas M. Braid
        ----------------------
         Thomas M. Braid
  Chief Financial Officer

July 14, 2010